SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              8/26/02

CSFB Mortgage Securities Corp Home Equity Asset Trust, Pass-Through
 Certificates, Series 2002-1
(Exact name of registrant as specified in its charter)


          Delaware                      333-77054-14             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

      On       8/26/02  a scheduled distribution was made from the Trust
         to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 8/26/02 The Monthly Report is filed pursuant to and in accordance with
         (1) numerous no-action letters (2) current Commission policy in the area.





         A.   Monthly Report Information
              See Exhibit No.1


         B.   Have any deficiencies occurred?  NO.
                            Date:
                            Amount:

         C.   Item 1: Legal Proceedings:  NONE

         D.   Item 2: Changes in Securities:   NONE

         E.   Item 4: Submission of Matters to a Vote of
              Certificateholders:  NONE

         F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
         Exhibit No.

   1.)       Monthly Distribution Report Dated                           8/26/02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HT1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                      8/26/02

DISTRIBUTION SUMMARY



   Class     Face Value             Beg              Prin            Rate
A-1         $450,000,000       $447,186,591      $4,007,516        2.13188%
A-2         $75,000,000        $74,700,588        $960,397         2.21688%
A-3         $100,000,000       $99,600,784       $1,280,529        2.17688%
A-4         $191,000,000       $190,237,498      $2,445,811        2.13688%
A-IO        $495,720,000       $493,123,218          $0            6.16312%
M-1         $57,500,000        $57,500,000           $0            2.71688%
M-2         $43,250,000        $43,250,000           $0            3.23688%
B-1         $33,500,000        $33,500,000           $0            4.13688%
B-2          $9,750,000         $9,750,000           $0            4.58688%
X           $960,000,050       $955,725,462          $0               N/A
R               $50                 $0               $0            2.15688%
Total       $960,000,050       $955,725,461      $8,694,253







                                                     Int
                 Int               Loss           Shortfall           End
Class
      A-1     $847,421              N/A              $0          $443,179,075
      A-2     $147,202              N/A              ($0)        $73,740,191
      A-3     $192,728              N/A              $0          $98,320,255
      A-4     $361,346              N/A              $0          $187,791,687
     A-IO    $2,654,958             N/A              $0          $487,841,459
      M-1     $138,863              $0               $0          $57,500,000
      M-2     $124,440              $0               $0          $43,250,000
      B-1     $123,187              $0               $0          $33,500,000
      B-2     $39,753               $0               $0           $9,750,000
        X    $1,909,008             N/A              $0          $947,031,208
        R        $0                 N/A              $0               $0
    Total    $6,538,906             $0               $0          $947,031,208






AMOUNTS PER $1,000 UNIT

                                                                   Interest
Class           Cusip              Prin              Int         Carry-forward
A-1           22541NAA7           8.9056            1.8832          0.0000
A-2           22541NAB5           12.8053           1.9627          0.0000
A-3           22541NAC3           12.8053           1.9273          0.0000
A-4           22541NAD1           12.8053           1.8919          0.0000
A-IO          22541NAE9           0.0000            5.3558          0.0000
M-1           22541NAG4           0.0000            2.4150          0.0000
M-2           22541NAH2           0.0000            2.8772          0.0000
B-1           22541NAJ8           0.0000            3.6772          0.0000
B-2           22541NAK5           0.0000            4.0772          0.0000
X                                 0.0000            1.9886            N/A
R             22541NAF6           0.0000            0.0000          0.0000










Class                               End
A-1                              984.8424
A-2                              983.2025
A-3                              983.2025
A-4                              983.2025
A-IO                             984.1069
M-1                              1000.0000
M-2                              1000.0000
B-1                              1000.0000
B-2                              1000.0000
X                                986.4908
R                                 0.0000

                                   Grp 1            Grp 2            Total
Principal Distributions:
Beginning Balance *             521,816,536      424,126,455      945,942,992
     Scheduled Principal          326,759          279,513          606,271
     Prepays (Includes Curt)     3,680,757        4,407,224        8,087,982
     Net Liquidation Proceed         0                0                0
     Loan Purchase Prices            0                0                0
     Total Principal Remitta     4,007,516        4,686,737        8,694,253
     Net Realized Losses             0                0                0
Ending Balance                  517,809,020      419,439,718      937,248,738
Agg End Coll Bal                522,590,840      424,440,368      947,031,208

Ending Overcollateralization Amt                                       0

Prefunding Account:
Beginning Balance                5,723,416        7,463,283       13,186,700
Subsequent Transfer               941,596         2,462,633        3,404,230
Added to avail cert prin             0                0                0
Amt on Dep in Pref Acct          4,781,820        5,000,650        9,782,470



Interest Distributions:
Sched Int - Net of Serv Fee      3,576,912        2,844,588        6,421,500
Capit Int Acct withdrawals        22,335            23,357          45,693
Less Relief Act Interest Sho         0                0                0
                                 3,599,248        2,867,945        6,467,193


Capitalized Interest Account:
Beginning Balance                                                   116,778
less: Capit Int Req               22,335            23,357          45,693
less: W/D of Overfunded Int Amt to Dep                              30,196
Ending Balance                       0                0             40,889


                                   Grp 1            Grp 2            TOTAL
Servicing Fee                     217,423          176,719          394,143
Trustee Fee                          0                0                0
Credit Risk Manager Fee            7,596            6,149           13,745
FSA Premium                       22,359            14,492          36,851

Advances
Curr Agg  Adv as of det date                                       5,492,424
Out Agg Adv as of end of prior calendar month                      6,928,647



Delinquency Information


                Grp 1                               Grp 2
                Count             Balance           Count           Balance
30-59            17              1,617,145            26           4,391,228
60-89             8              1,219,523            13           2,023,847
90+               2               117,948             0                0

*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

Foreclosures
                Count             Balance
Grp 1             1               57,399
Grp 2             3               513,057

REO
                Count             Balance
Grp 1             0                  0
Grp 2             0                  0

Bankruptcies
                Count             Balance
Grp 1             1               39,688
Grp 2             5               582,551

                                   Grp 1            Grp 2            Total
# Loans for which Prep. Prem        16                6               22
Amt of Prep Premiums              83,544            38,766          122,310

Curr. Three Month Del.Rate                                         0.48087%
(60+days)
Rolling Three Month Del. Rate                                      0.27398%
(60+days)

Num of Loans Repurch                 0                0                0
Prin. Bal. of Loans Repurch          0                0                0



Real. Losses during  Due Prd         0                0                0
Cum. Net Real. Losses                0                0                0
(since Startup Day)
WAM                                 351              350              350
WAC                              8.72568%          8.54832%        8.64616%
NET WAC                          8.20821%          8.03092%        8.12872%

Insured Payment on Class A-1                                           0
Insured Payment on Class A-2                                           0
Insured Payment on Class A-3                                           0
Insured Payment on Class A-4                                           0

Num of Mortg Loans                 3,930            2,468            6,398

Senior Enhancement %                                               15.36412%
(prior to curr. Prd. Pmts.)
Net Excess Spread                                                  2.24712%

Dep to Basis Risk Reserve Fund                                         0
Basis Risk Reserve Fund Balance                                      5,000

         SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CSFB Mortgage Securities Corp Home Equity Asset Trust, Pass-Through
 Certificates, Series 2002-1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA